Chevron #12-7D
Lease No. 691300

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 22nd day of August 2003 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2003-C, Limited Partnership, (herein called "Assignee'');

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.     The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in .Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any .land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.      The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and comrnunitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent•that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above,

3.      The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts. relate to the well specifically identified in Exhibit A and in .all other respects limited-in the manner set forth in Paragraph 1, above.

4.      The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights of way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or. implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after, acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Chevron #12-7D
Lease No. 691300

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 15, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-C Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1. Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated August 22, 2003 and recorded as Instrument No. 649940 in the real property records of Garfield County, Colorado.

      2. Amendment. Petroleum Development Corporation and PDC 2003-C Limited Partnership hereby amend the Original ,Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3. Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 12-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W, Sec. 7:SW4NW4	Garfield	Colorado	1.00	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 22A-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W, Sec. 17:SENW	Garfield	Colorado	1.00	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 21C-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W, Sec. 17:NENW	Garfield	Colorado	1.00	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 23-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W, Sec. 7:NESW	Garfield	Colorado	0.40	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 22-8D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W, Sec. 8 :SE4NW4	Garfield	Colorado	0.85	687400

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 13th day of  November 2003 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2003-C, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER  unto Assignee all of the following:

1.     The specific undivided interest shown in Exhibit A, in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A.  This is intended to be a "wellbore assignment."  Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith.  Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned.  Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

                IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 16, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-C Limited Partnership, a West Virginia limited partnership whose address is P. 0. Box 26, Bridgeport, West Virginia .26330.

1.  Background.  By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated November 12, 2003 and recorded as Instrument No. 3169805 in the real property records of Weld County, Colorado.

2.  Amendment.  Petroleum Development Corporation and PDC 2003-C Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument.  All other provisions of the Original Assignment are unchanged.

3.  Effective Date.  The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Edwards 43-9	Chevron USA, Inc.	03-14-2001	2885962	T5N, R67W Sec 9: NESE	Weld	Colorado	0.80	654100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 32-30	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec. 30:SW4NE4	Weld	Colorado	1.0	729600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Edwards 44-9	RME Land Corporation	03-14-2001	2885962	T5N, R67W Sec 9: SE4SE4	Weld	Colorado	0.80	654100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 31-30	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec. 30: NW4NE4	Weld	Colorado	1.0	729600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Edwards 34-9	RME Land Corporation	03-14-2001	2885962	T5N, R67W Sec 9: SW4SE4	Weld	Colorado	0.80	654100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
National Hog Farm 24-9	RME Land Corporation	06-11-2001	2911643	T5N, R63W Sec 9: SE4SW4	Weld	Colorado	0.80	656000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
B. Johnson 11-11	Anadarko E & P Co., LP and Anadarko Land Corp.	12-27-2002	3243364	T6N, R65W Sec. 11:NW4NW4	Weld	Colorado	1.00	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
National Hog Farm 21-9	RME Land Corporation	06-11-2001	2911643	T5N, R63W Sec 9: NE4NW4	Weld	Colorado	0.80	656000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
B. Johnson 12-11	Anadarko E & P Co., LP and Anadarko Land Corp.	12-27-2002	3243364	T6N, R65W Sec 11: SW4NW4	Weld	Colorado	1.00	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kerbs 23-15	Anadarko E & P Co., LP and Anadarko Land Corp.	12-20-2002	3040479	T6N, R64W Sec.15: NE4SW4	Weld	Colorado	1.00	688100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 34-35	Anadarko E & P Co., LP	12-04-2002	3040481	T7N, R65W Sec. 35: SWSE	Weld	Colorado	1.00	687800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kerbs 24-15	Anadarko E & P Co., LP and Anadarko Land Corp.	12-20-2002	3040479	T6N, R64W Sec 15: SE4SW4	Weld	Colorado	1.00	688100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 43-35	Anadarko E & P Co., LP	12-04-2002	3040481	T7N, R65W Sec. 35: NESE	Weld	Colorado	1.00	687800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 33-35	Anadarko E & P Company., LP	12-04-2002	3040481	T7N, R65W Sec. 35: NWSE	Weld	Colorado	1.00	687800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Gaddis 41-36	The Gaddis Family Registered Limited Liability Limited Partnership	11-01-2001	2949208	T4N, R68W Sec 36: NENE	Weld	Colorado	1.00	683300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 44-35	Anadarko E & P Company., LP	12-04-2002	3040481	T7N, R65W Sec 35: SESE	Weld	Colorado	1.00	687800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Gaddis 32-36	The Gaddis Family Registered Limited Liability Limited Partnership	11-01-2001	2949208	T4N, R68W Sec. 36: SWNE	Weld	Colorado	1.0	683300
	Booth Land & Livestock Company	10-22-2002	3159884					736500
	Ronald L. Morris and Nanette L. Morris	11-18-2001	2926205					686300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Carlson 43-7	Roy I. Carlson	03-10-1987	2092475	T6N, R64W Sec. 7: NESE	Weld	Colorado	1.00	730300
	Robert L. Carlson	12-08-1981	1876779

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 23-35	Anadarko E & P Company., LP	12-04-2002	3040481	T7N, R65W Sec. 35: NE4SW4	Weld	Colorado	1.0	687800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Booth 14-35	Anadarko E & P Company., LP	12-04-2002	3040481	T7N, R65W Sec. 35: SWSW	Weld	Colorado	1.0	687800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Richter 43-27	Anadarko E & P Co., LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: NESE	Weld	CO	0.385000	764200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Richter 44-27	Anadarko E & P Co., LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: SESE	Weld	Co	0.385000	764200